UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

               ----------------------------------

                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 6, 1997
                                                  ---------------


                    PARKWAY PROPERTIES, INC.
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     (Exact name of Registrant as specified in its charter)



Maryland                    1-11533                   74-2123597
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(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                         Number)


300 One Jackson Place, 188 E. Capitol St., Jackson, MS  39201
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
                                                   --------------

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 (Former name or former address, if changed since last report)


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 2.   Acquisition or Disposition of Assets.

           On March 6, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased a three building development known as Courtyard at Arapaho in Richardson, Texas for $15,125,000. The development consists of a two-story atrium office building with 155,974 net rentable square feet and two single-story service center buildings totaling 44,752 net rentable square feet. Northern Telecommunications, Inc. occupies 82,415 square feet (41%) of the development. The development is situated on 10.58 acres and is located in the Telecom Corridor submarket in suburban North Dallas. Courtyard at Arapaho is currently 97% leased to 6 tenants including Northern Telecommunications, Inc. The purchase price was funded with existing cash reserves.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements

                         It is impractical to provide the audited
               financial statements of the Courtyard at Arapaho required by Item 7(a) of Form 8-K, but such financial statements will be filed as soon as practical but not later than 60 days after the filing of this Form 8-K.

          (b)  Pro Forma Consolidated Financial Statements

                          The  pro  forma consolidated  financial
               statements   will  be  filed  with   the   audited
               financial statements of the Courtyard at Arapaho.

          (c)  Exhibits.

                                (10)  Assignment  and  Assumption
               Agreement among Emerson Partners, Inc. and Parkway Properties, Inc. dated February 26, 1997. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:       March 21, 1997

                                        PARKWAY PROPERTIES, INC.



                                 BY:    /s/Steven G. Rogers
                                        Steven G. Rogers
                                        President and Chief
                                        Operating Officer


               ASSIGNMENT AND ASSUMPTION AGREEMENT


     This Assignment and Assumption Agreement (this "Agreement") is entered into as of the 26th day of February, 1997, by and between Emerson Partners, Inc., a Texas corporation ("Emerson"), and Parkway Properties, Inc., a Maryland corporation ("Parkway").

     WHEREAS, Gawaine Real Estate Corporation, Mordred Real Estate Corporation, Garland Real Estate Corporation, Dindraine Real Estate Corporation and Geraint Real Estate Corporation as the seller (collectively "Seller") and Emerson as the buyer entered into that certain Purchase and Sale Agreement dated as of September 19, 1996, as amended by that certain Amendment to Agreement of Purchase and Sale dated as of October 28, 1996, as amended by that certain Second Amendment to Agreement of Purchase and Sale dated December 23, 1996, as amended by that certain Third Amendment to Agreement of Purchase and Sale dated as of January 22, 1997, as supplemented by that certain Supplemental Agreement dated as of October, 1996, and as supplemented by that certain Second Supplemental Agreement dated as of October, 1996 (collectively the "Purchase Agreement") whereby Seller agreed to sell to Emerson certain Property (initial capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement);

     WHEREAS, the Purchase Agreement provides that Emerson shall purchase several properties from Seller, including that certain office building located on the real property described on Exhibit A attached hereto known as the "Courtyard at Arapaho" (the real property described on Exhibit A and building located thereon, together with all improvements, personal property, intangible personal property, and leases both relating to such real property described on Exhibit A and within the definition of Property under the Purchase Agreement are collectively referred to herein as the "Assigned Property");

     WHEREAS, subject to the provisions of this Agreement, Emerson and Parkway desire to form and constitute a Texas limited partnership (the "Limited Partnership") of which a general partner shall be Emerson or an affiliate thereof (the "Emerson General Partner"), and a general partner shall be Parkway Properties General Partners, Inc., a wholly owned subsidiary of Parkway (the "Parkway General Partner"), and the sole limited partner ("Parkway Limited Partner") shall be Parkway Properties, L.P., a Delaware limited partnership of which the general partner is the Parkway General Partner and of which the sole limited partner is Parkway;

     WHEREAS, subject to the provisions of this Agreement, Emerson and Parkway desire that immediately prior to Closing, Emerson shall assign to the Limited Partnership all of Emerson's rights, title and interests under the Purchase Agreement with respect to and only with respect to the Assigned Property;

     WHEREAS, Emerson and Parkway desire that the Limited
Partnership accept such assignment and that the Limited
Partnership assume and indemnify, defend and hold Emerson harmless with respect to Emerson's obligations under the Purchase
Agreement as they relate to the Assigned Property and only the Assigned Property (the "Assignment"); and

     WHEREAS, in connection with the Assignment, the parties desire to set forth their understandings with respect to certain matters.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

           Deposit. Concurrent with the execution and delivery of this Agreement, Parkway shall deliver to American Title Company, Dallas, Texas, Attention: Trisha Ewert (the "Secondary Escrow Agent") a cash deposit in the amount of $100,000.00 (the "Parkway Deposit"). Such funds shall be placed in an interest bearing account (the "Parkway Escrow Account"). Emerson and Parkway acknowledge and agree that $100.00 of the Parkway Deposit shall be paid to Emerson if this Agreement is terminated for any reason. Emerson and Parkway acknowledge and agree that such amount shall constitute additional consideration for Seller's execution and delivery of this Agreement. On the Closing Date, the Parkway Deposit, together with all interest accrued thereon shall be applied to the Purchase Price allocable to the Assigned Property.

           Parkway Inspection Period. Parkway had until execution of this Agreement to evaluate the Property (the
"Parkway Inspection Period"), at Parkway's sole risk and expense.
Since the Parkway Inspection Period has expired the Parkway
Deposit shall be non-refundable to Parkway except as otherwise expressly provided herein.

              Notification to Seller. Emerson shall immediately notify Seller, in writing, of Parkway and Emerson's agreement to form the Limited Partnership, the involvement of Parkway and the assignments contemplated hereby. The form and content of such notice is substantially as set forth in Exhibit G attached hereto and made a part hereof.

           Formation of the Limited Partnership. Parkway and Emerson shall cause the Limited Partnership to be formed no later than February 26, 1997. The Emerson General Partner's interest shall be one percent. The Parkway General Partner's interest shall be one percent. The Parkway Limited Partner's interest shall be ninety-eight percent. The form of the limited partnership agreement and the subsequent amendment thereto are attached as Exhibits B and C hereto.

           Accelerated Closing. Emerson and Parkway shall request that Seller consent to a Closing of the Purchase Agreement on or after February 28, 1997 ("Accelerated Closing Date") but prior to March 5, 1997. Emerson may, but shall have no obligation to, delay the Accelerated Closing Date from day to day until no later than March 5, 1997. If Emerson reaches an agreement with Seller pursuant to which the Closing of the acquisition of the Assigned Property under the Purchase Agreement occurs on or before March 10, 1997, then the transactions contemplated by this Agreement shall take place as provided herein, and shall constitute part of and take place simultaneously with the Closing pursuant to the Purchase Agreement.

           Assignment to Limited Partnership. Emerson agrees to assign to the Limited Partnership all of Emerson's rights, title and interest under the Purchase Agreement with respect to and only with respect to the Assigned Property. Parkway agrees to cause the Limited Partnership to accept such Assignment and to assume and to indemnify, defend and hold Emerson harmless with respect to Emerson's obligations under the Purchase Agreement which relate to the Assigned Property and only the Assigned Property, but not any other Property. The form of the Assignment (herein so called) is attached hereto as Exhibit D. The Assignment shall be effective and delivered upon (and only upon) Parkway's instruction to the Escrow Agent to release the Allocated Purchase Price (as defined below) to Seller and close the transactions contemplated by the Purchase Agreement and this Agreement, conditioned only upon Emerson's delivery of the Assignment.

           Allocation and Payment of Purchase Price. The portion of the Purchase Price allocated to the Assigned Property is agreed to be $15,125,000 (the "Allocated Purchase Price"). On the Accelerated Closing Date, Parkway shall cause the Limited Partnership to pay such Allocated Purchase Price to the Seller at the Closing, and Emerson shall cause the remainder of the Purchase Price (allocable to Property other than the Assigned Property) to be paid to the Seller at the Closing, all subject to such credits, charges, prorations and other adjustments as are provided for in this Agreement and the Purchase Agreement. Title policy premiums or credits in lieu of premiums to be provided by Seller at the Closing shall be allocated proportionately to the Assigned Property and the balance of the Property, based on the ratio of the amount of the Purchase Price allocable to the Assigned Property ($15,125,000), compared to the amount of the Purchase Price for the balance of the Property, unless Parkway, at its sole discretion, elects to obtain a separate policy and in such case the incremental additional cost of such separate policy (approximately $40,000) shall be allocated to and paid by Parkway. On or before February 28, 1997, Parkway shall wire (and shall confirm in writing to Emerson that it has wired) the Allocated Purchase Price (less the Parkway Deposit) to the Escrow Agent as provided in this Agreement and the Purchase Agreement. Parkway shall retain sole and absolute control of the Allocated Purchase Price until Parkway releases such funds at Closing. Parkway shall provide Escrow Agent with instructions relating to the handling of such funds, including, without limitation, a requirement to keep such funds separate and distinct (not a part of the Parkway Deposit or the Parkway Escrow Account) and to keep such funds in an interest bearing account. Provided Parkway shall have wired the Allocated Purchase Price as required above and is not in breach of or default under this Agreement, Parkway shall have the right and obligation to attend and participate in the Closing and any pre-closing, including, without limitation, approval (which shall not be unreasonably withheld) of the closing statement and execution of all closing and other documents of transfer relating to the Assigned Property. At the Closing, Parkway shall cause the Allocated Purchase Price to be paid and released to Seller upon not less than two (2) hours written notice from Emerson that Closing (including funding) of the transactions contemplated by this Agreement and the Purchase Agreement are ready to occur.

              Transfer of Emerson Partnership Interest. On the Closing Date, but after the consummation of the conveyance of the Assigned Property to the Limited Partnership, the Emerson General Partner shall convey its general partnership interest to the Parkway General Partner or its designee pursuant to the amendment to the limited partnership agreement and the Withdrawal as a General Partner, the forms of which are attached hereto as Exhibits C and E.

           As Is, Where Is. As between Emerson and Parkway and their respective agents and representatives and the respective officers, directors, directors, partners, employees, agents and representatives of all of the foregoing, it is understood and agreed that the Assigned Property is being sold and conveyed "AS IS" with any and all faults and latent ant patent defects without any express or implied representation or warranty by Emerson except as expressly set forth herein or in any exhibit attached hereto. Except as expressly set forth herein, Emerson has not made and does not hereby make and hereby specifically disclaims any representations or warranties of any kind or character whatsoever, express or implied, with respect to the Assigned Property, its condition (including without limitation any representation or warranty regarding quality of construction, state of repair, workmanship, merchantability, suitability or fitness for any particular purpose), its compliance with environmental laws or other laws, availability of access, ingress or egress, income to be derived therefrom or expenses to be incurred with respect thereto, the obligations, responsibilities or liabilities of the owner thereof, or any other matter or thing relating to or affecting the Assigned Property and Emerson hereby disclaims and renounces any other representation or warranty. Parkway acknowledges and agrees that Parkway is entering into this Agreement without relying (except as expressly set forth herein or in any exhibit attached hereto) upon any such representation, warranty, statement or other assertion, oral or written, made by Emerson or any representative of Emerson or any other person acting or purporting to act for or on behalf of Emerson with respect to the Assigned Property but rather is relying upon its own examination and inspection of the Assigned Property and the terms and provisions of the Purchase Agreement. Parkway represents that it is a knowledgeable Purchaser of real estate and that it is relying on its own expertise and that of its consultants in purchasing the Assigned Property. The terms and conditions of this paragraph shall expressly survive the Closing and shall not merge with the provisions of any closing document.

           Representations and Warranties of Emerson. Emerson represents and warrants to Parkway as follows:

          (a) Delivery. Emerson has delivered or made available to Parkway all material information, documents and other materials received from Seller, its agents, representatives or brokers, or any third party (excluding Emerson's legal counsel or financing sources) or delivered by Emerson, its agents, representatives or brokers to Seller which pertain in any manner to the Assigned Property.

          (b) No Breach or Default Under Purchase Agreement. Emerson has no actual knowledge of any event or fact which would, with notice, passage of time or both, constitute a material default or breach by Emerson or Seller under the Purchase Agreement.

          (c) Existence. Emerson is a corporation duly organized and validly existing under the laws of the state of Texas. Emerson has full power and authority to execute and deliver this Agreement and all other documents now or hereafter to be executed and delivered by it pursuant to this Agreement ("Emerson's Documents") and to perform all obligations arising under this Agreement and Emerson's Documents.

          (d) Valid Agreement. This Agreement constitutes, and Emerson's Documents will each constitute, the legal, valid, and binding obligations of Emerson, enforceable in accordance with their respective terms, subject to the bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and except as may be limited by applicable laws, general equitable principles or judicial decisions which may qualify, limit or preclude certain rights, remedies or provisions contained in this Agreement and/or Emerson's Documents.

          (e) No Breach or Default. The execution and delivery of this Agreement and Emerson's Documents do not, and the consummation of the transactions contemplated hereby shall not contravene any provision of the Certificate of Incorporation or Bylaws of Emerson or any judgment, order, decree, writ or injunction or provisions of existing law or regulation or provision of any agreement to which Emerson is a party, or any of the foregoing by which Emerson or the Property is bound.

          (f) No Consent. Other than the consent of Seller, no consent or approval of any third party is required to permit Emerson to consummate the transaction contemplated by this Agreement.

          (g) No Litigation. Emerson has not received any written notice of any litigation, governmental investigation or other proceeding pending against Emerson which would affect Emerson's ability to perform its obligations under this Agreement or relating to the transaction contemplated by this Agreement.

          (h) No Prior Assignment. Emerson has not assigned any interest in the Purchase Agreement to the extent such interest pertains or relates to the Assigned Property.

          (i) No Other Representation. Except as expressly set forth herein, Emerson has not made and does not make any representations or warranties whatsoever with respect to any matter or thing affecting or related to the Assigned Property nor has Emerson authorized any real estate agent, salesman, or broker or other person whomsoever to make any such representations nor is Emerson liable for or bound by any verbal or written representation of any real estate agent, salesman, or broker or other person whomsoever with respect to any matter or thing affecting or related to the Assigned Property.

          Representations and Warranties of Parkway. Parkway represents and warrants to Emerson as follows:

          (a) Existence. Parkway is a corporation duly organized and validly existing under the laws of the state of Maryland. Parkway has full power and authority to execute and deliver this Agreement and all other documents now or hereafter to be executed and delivered by it pursuant to this Agreement ("Parkway's Documents") and to perform all obligations arising under this Agreement and Parkway's Documents.

          (b) Valid Agreement. This Agreement constitutes, and Parkway's Documents will each constitute, the legal, valid, and binding obligations of Parkway, enforceable in accordance with their respective terms, subject to the bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and except as may be limited by applicable laws, general equitable principles or judicial decisions which may qualify, limit or preclude certain rights, remedies or provisions contained in this Agreement and/or Parkway's Documents.

          (c) No Breach or Default. The execution and delivery of this Agreement and Parkway's Documents do not, and the consummation of the transactions contemplated hereby shall not contravene any provision of the Certificate of Incorporation or Bylaws of Parkway or any judgment, order, decree, writ or injunction or provisions of existing law or regulation or provision of any agreement to which Parkway is a party, or any of the foregoing by which Parkway or the Property is bound.

          (d) No Consent. No consent or approval of any third party is required to permit Parkway to consummate the transaction contemplated by this Agreement.

          (e) No Litigation. Parkway has not received any written notice of any litigation, governmental investigation or other proceeding pending against Parkway which would affect Parkway's ability to perform its obligations under this Agreement or relating to the transaction contemplated this Agreement.

           Notices. Notices to Emerson shall be as set forth in the Purchase Agreement. Notices to Parkway shall be as follows:

               Parkway Properties, Inc.
               188 East Capitol Street
               Suite 300
               Jackson, Mississippi  39201
               Attention:  Terry Lavery
               Facsimile:  (601) 949-4077

               With a copy to:

               Forman, Perry, Watkins, Krutz & Tardy, PLLC
               188 East Capitol Street
               1200 One Jackson Place
               Jackson, Mississippi  39201
               Attention:  Steven M. Hendrix
               Facsimile:  (601) 960-8609

          Covenants of Emerson. Emerson hereby covenants to Parkway as follows:

          (a) Closing. Emerson shall use reasonable efforts to effectuate Closing of the transaction contemplated by the Purchase Agreement. The sole remedy for breach of this subsection (a) shall be under subsection (b) or Section , as applicable.

          (b) Reimbursement of Costs. If (i) Closing under the Purchase Agreement does not occur due solely to a breach or default thereunder by Emerson, or (ii) the transaction contemplated by this Agreement does not close due solely to a breach or default hereunder by Emerson, then Emerson will reimburse Parkway its actual, out of pocket expenses paid to third parties in connection with this Agreement and Parkway's investigation of the Assigned Property, up to a maximum of $50,000, following receipt by Emerson of documents reasonably establishing the amount and payment by Parkway of such expenses.

          (c) Delivery. Emerson will deliver or make available to Parkway copies of all notices, correspondence or other materials received from Seller, its agents, representatives or brokers, or any other third party (excluding Emerson's legal counsel or financing sources) or delivered by Emerson, its agents, representatives or brokers, to Seller which pertain in any manner to the Assigned Property.

          (d) No Assignment. Provided Parkway does not breach or default under this Agreement, Emerson will not assign (other than to the Limited Partnership) its interest in the Purchase Agreement to the extent such interest applies or pertains in any manner to the Assigned Property.

          Covenants of Parkway. Parkway covenants to Emerson as follows:

          (a) Delivery. Parkway will deliver all notices given under the Purchase Agreement to Emerson and will provide such additional information as Emerson may request from time to time with respect to the Assigned Property.

          (b) Closing. Parkway shall effectuate the closing of the transaction contemplated by this Agreement, unless
          (i) this Agreement is terminated by Parkway as provided herein, or (ii) Emerson is not entitled to acquire the Assigned Property under the Purchase Agreement due to a breach or default by Emerson or Seller under the Purchase Agreement.

          Assignment Contingent. Notwithstanding anything to the contrary contained herein, the obligations of Emerson and Parkway hereunder are expressly contingent upon the closing of the acquisition of the Assigned Property pursuant to the Purchase Agreement; provided, this Section shall not relieve Emerson of liability for its default (if any) under Section (b) or relieve Parkway of liability for its default (if any) under Section of this Agreement. If the transaction contemplated by the Purchase Agreement does not close by March 10, 1997, either party hereto may immediately terminate this Agreement by written notice to the other. In any such event, and notwithstanding anything in this Agreement to the contrary, Parkway shall be entitled to a return of the Parkway Deposit.

          Remedies Against Emerson. In the event that any representations or warranties of Emerson contained herein are untrue in any material respect, if Emerson fails or refuses in any material respect to perform any of the covenants contained herein to be performed by Emerson, or if Emerson shall fail to close this Agreement for any reason except for Parkway's default or termination of this Agreement pursuant to the provisions of this Agreement, then Parkway may, as its sole and exclusive remedy, either (i) terminate the Agreement by written notice to Emerson and receive an immediate refund of the Parkway Deposit and thereafter neither party hereto shall have any further obligation hereunder, one to the other (except for obligations set forth in subsection (b) of the "Covenants of Emerson" section of this Agreement) or (ii) enforce specific performance of this Agreement. Emerson specifically agrees that the remedy of specific performance is an appropriate remedy for Parkway if Emerson or any affiliate or assignee of Emerson acquires the Assigned Property, and Emerson waives and agrees not to assert any claim or defense that specific performance is not an appropriate remedy for Parkway.

          Remedies Against Parkway. If Parkway breaches or defaults under any provision of this Agreement, Emerson shall be released from all obligations in law or equity to assign the Purchase Agreement to the limited partnership. If Parkway breaches or defaults and Closing does not occur under this Agreement as a direct result of Parkway's breach or default hereunder, Parkway and Emerson agree that as Emerson's sole remedy for a breach or default hereunder, by written notice to Parkway and Title Company, Emerson may either (i) terminate this Agreement and be entitled to the Parkway Deposit plus accrued interest thereon plus $150,000 as liquidated damages and thereafter neither party shall have any further obligation hereunder, one to the other, or (ii) enforce specific performance of this agreement. Parkway and Emerson acknowledge and agree that actual damages will be extremely difficult and impractical to ascertain. Therefore, the Parkway Deposit plus accrued interest thereon plus $150,000 shall be deemed to constitute a reasonable estimate and agreed stipulation of Emerson's damages and if elected by Emerson shall constitute Emerson's sole and exclusive remedy in the event this transaction fails to close as a direct result of Parkway's breach or default. If Emerson elects to pursue specific performance, Parkway specifically agrees that the remedy or specific performance is an appropriate remedy for Emerson if Emerson or any affiliate or assignee of Emerson acquires the Assigned Property, and Parkway waives and agrees not to assert any claim or defense that specific performance is not an appropriate remedy for Emerson. Emerson's rights under this section may be assigned to any affiliate or assignee of Emerson.

          Limitation on Liability. Except as set forth in the attached Limited Guaranty (Exhibit F) executed by Phillip Williams and Terry Montesi, of even date herewith, Parkway and Emerson acknowledge and agree that no trustee, beneficiary, officer or employee of Emerson or Parkway shall have any personal liability to the other party, directly or indirectly, under the Purchase Agreement or this Agreement, or under any certification, representation, warranty or other instrument delivered in connection therewith, and Parkway and Emerson shall have recourse hereunder only against the other's assets.

       Attorneys' Fees. Should the parties to this Agreement litigate their respective rights pursuant to this Agreement, the party prevailing shall have the right to recover from the opposing party an amount equal to the prevailing party's attorneys' fees, expenses, and court costs arising out of the litigation between the parties.

          Defined Terms. Capitalized terms used by not defined herein shall have the meaning set forth in the Purchase
Agreement.

          Real Estate Agent's Commission. Emerson agrees to pay a real estate commission to the Fults Companies (the "Broker") in the amount of one percent (1%) of the Allocated Purchase Price at Closing in the event (and only in the event) the transaction contemplated hereby actually closes. If such transaction does not close for any reason (or for no reason), including breach or default under or termination of this Agreement by either party, no commission or other compensation or consideration shall be paid to the foregoing Broker or any person or entity affiliated therewith. This Agreement supersedes any prior agreement or understanding between Emerson and Broker. Emerson represents and warrants to Parkway that Emerson has not entered into any binding effective agreement with any real estate agent, salesman or broker other than the Broker, which would entitle such real estate agent, salesman or broker to a commission by reason of the sale contemplated hereby. Parkway represents and warrants to Emerson that Parkway has not entered into any binding effective agreement with a real estate agent, salesman, or broker, which would entitle such real estate agent, salesman, or broker to a commission by reason of the sale contemplated hereby. Emerson agrees to indemnify Parkway and hold it harmless of and from any and all claims of any party claiming through Emerson for real estate or finder's commissions or fees arising out of the sale contemplated hereby. Parkway agrees to indemnify Emerson and hold it harmless of and from any and all claims of any party claiming through Parkway for real estate or finder's commissions or fees arising out of the sale contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              Emerson Partners, Inc.


                              By:_______________________________
                              Name:______________________________
                              Title:_____________________________

                              Parkway  Properties, Inc.

                              By:________________________________
                              Name:______________________________
                              Title:_____________________________

                              By:________________________________
                              Name:______________________________
                              Title:_____________________________

ACKNOWLEDGMENT OF BROKER

     Broker hereby acknowledges and agrees to the provisions of Section hereof, but Broker is not a necessary party to this Agreement.

     THE FULTS COMPANIES

     By:___________________________